Exhibit 99.8
                                  ------------
                CSC Computational Materials dated March 17, 2005



[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                           Group 2

                                         ARM and Fixed               $512,200,698

                                                           Detailed Report

Summary of Loans in Statistical Calculation Pool                                               Range
(As of Calculation Date)

Total Number of Loans                                                         2,821
Total Outstanding Balance                                              $512,200,698
Average Loan Balance                                                       $181,567            $4,858 to $980,000
WA Mortgage Rate                                                             7.814%            4.900% to 19.375%
Net WAC                                                                      7.305%            4.391% to 18.866%
ARM Characteristics
         WA Gross Margin                                                     7.531%            3.375% to 13.500%
         WA Months to First Roll                                                 32                  1 to 60
         WA First Periodic Cap                                               1.864%            1.000% to 6.000%
         WA Subsequent Periodic Cap                                          1.391%            1.000% to 3.000%
         WA Lifetime Cap                                                    14.702%            8.000% to 26.375%
         WA Lifetime Floor                                                   7.868%            3.375% to 19.375%
WA Original Term (months)                                                       357                 180 to 360
WA Remaining Term (months)                                                      356                  53 to 360
WA LTV                                                                       72.91%            3.70% to 100.00%
  Percentage of Pool with CLTV > 100%                                         0.00%
WA FICO                                                                         591

Secured by (% of pool)           1st Liens                                  100.00%
                                 2nd Liens                                    0.00%
Prepayment Penalty at Loan Orig (% of all loans)                             74.14%






 Top 5 States:          Top 5 Prop:          Doc Types:        Purpose Codes      Occ Codes         Grades         Orig PP Term
 -------------          -----------          ----------        -------------      ---------         ------         ------------

CA      36.13%       SFR       68.34%    FULL      57.88%    RCO       63.20%   OO     97.57%     A     63.62%      0       25.86%
FL       9.14%       PUD       17.82%    STATED    42.08%    PUR       32.92%   INV     1.99%     A-     7.26%      6        0.01%
NV       4.46%       CND        7.95%    SIMPLE     0.04%    RNC        3.88%   2H      0.44%     B     11.62%      9        0.48%
MA       3.32%       2 FAM      3.72%                                                             C     11.33%     12        5.27%
TX       3.25%       3 FAM      0.94%                                                             C-     4.71%     13        0.12%
                                                                                                  D      1.46%     24       14.55%
                                                                                                                   36       43.03%
                                                                                                                   42        0.03%
                                                                                                                   60       10.63%



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-1

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                           Group 2

                                         ARM and Fixed               $512,200,698

                                                           Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                         Program
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------

30Y LIB6M                      $3,730,403        27      0.73    $138,163     7.564      338.00      580      77.9
2/28 LIB6M                    $68,116,447       397     13.30    $171,578     8.019      356.98      578      73.6
2/28 LIB6M - IO               $25,061,659        99      4.89    $253,148     7.161      358.72      600      77.9
3/27 LIB6M                   $239,833,889     1,349     46.82    $177,786     8.140      359.20      583      72.8
3/27 LIB6M - IO               $98,640,177       401     19.26    $245,985     7.372      359.34      607      77.6
5/25 LIB6M                       $700,472         3      0.14    $233,491     6.854      359.57      648      72.8
15Yr Fixed                     $5,508,004        52      1.08    $105,923     7.439      175.71      593      57.3
15Yr Fixed - CC                $1,673,987        18      0.33     $92,999     8.473      179.31      570      63.4
20Yr Fixed                        $49,830         1      0.01     $49,830     8.000      238.00      525      51.0
30Yr Fixed                    $49,465,702       347      9.66    $142,552     7.157      357.93      605      64.8
30Yr Fixed - CC               $12,736,581        90      2.49    $141,518     8.274      359.06      578      66.0
30Yr Fixed - IO                $6,135,667        26      1.20    $235,987     6.878      359.22      651      70.0
30/15 Fixed Balloon              $547,879        11      0.11     $49,807    13.120      115.54      555      66.3
---------------------------------------------------------------------------------------------------------------------------------
                             $512,200,698     2,821    100.00    $181,567     7.814      355.80      591      72.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Original Term
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
ARM 360                      $436,083,048     2,276     85.14    $191,601     7.884      358.68      589      74.3
Fixed 180                      $7,729,870        81      1.51     $95,430     8.065      172.22      585      59.2
Fixed 240                         $49,830         1      0.01     $49,830     8.000      238.00      525      51.0
Fixed 360                     $68,337,950       463     13.34    $147,598     7.340      358.25      604      65.5
---------------------------------------------------------------------------------------------------------------------------------
                             $512,200,698     2,821    100.00    $181,567     7.814      355.80      591      72.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00               $305,222        17      0.06     $17,954    12.333      227.20      568      52.8
$25,000.01 - $50,000.00        $4,771,412       105      0.93     $45,442     9.724      329.65      563      62.4
$50,000.01 - $75,000.00       $31,678,363       502      6.18     $63,104     8.832      349.27      586      73.8
$75,000.01 - $100,000.00      $29,987,281       342      5.85     $87,682     8.288      347.29      579      66.5
$100,000.01 - $150,000.00     $68,249,740       544     13.32    $125,459     8.036      352.91      582      70.4
$150,000.01 - $200,000.00     $74,988,113       427     14.64    $175,616     7.845      357.92      581      70.5
$200,000.01 - $250,000.00     $58,707,670       261     11.46    $224,934     7.726      359.09      587      71.6
$250,000.01 - $300,000.00     $40,951,717       150      8.00    $273,011     7.795      354.52      584      73.2
$300,000.01 - $350,000.00     $24,721,786        76      4.83    $325,287     7.758      359.46      597      75.4
$350,000.01 - $400,000.00     $59,006,641       157     11.52    $375,838     7.452      359.23      597      75.4
$400,000.01 - $450,000.00     $39,493,626        93      7.71    $424,663     7.365      359.32      601      78.0
$450,000.01 - $500,000.00     $35,346,704        73      6.90    $484,201     7.342      356.90      600      74.8
$500,000.01 - $550,000.00     $15,162,353        29      2.96    $522,840     7.648      359.01      628      77.5




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-2

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                           Group 2

                                         ARM and Fixed               $512,200,698

                                                           Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
$550,000.01 - $600,000.00     $14,953,289        26      2.92    $575,127     7.472      352.61      606      76.9
$600,000.01 - $650,000.00      $3,185,897         5      0.62    $637,179     7.569      359.60      613      77.9
$650,000.01 - $700,000.00      $2,016,000         3      0.39    $672,000     7.069      360.00      593      78.5
$700,000.01 - $750,000.00      $4,396,509         6      0.86    $732,752     7.811      359.17      658      68.7
$750,000.01 - $800,000.00      $1,576,081         2      0.31    $788,041     7.092      359.01      599      82.4
$800,000.01 - $850,000.00        $825,000         1      0.16    $825,000     8.850      360.00      596      75.3
$850,000.01 - $900,000.00        $897,292         1      0.18    $897,292     7.200      359.00      660      71.8
> $900,000.00                    $980,000         1      0.19    $980,000     7.300      359.00      618      75.4
---------------------------------------------------------------------------------------------------------------------------------
                             $512,200,698     2,821    100.00    $181,567     7.814      355.80      591      72.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         State
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
Alabama                        $2,572,462        24      0.50    $107,186     8.166      345.37      585      73.8
Alaska                           $213,648         1      0.04    $213,648     7.000      358.00      656      60.3
Arizona                       $15,163,733        89      2.96    $170,379     7.793      354.00      596      75.1
Arkansas                         $795,150        11      0.16     $72,286     9.671      335.69      576      75.8
California                   $185,054,042       694     36.13    $266,648     7.366      357.88      593      71.0
Colorado                      $13,761,255        77      2.69    $178,718     7.576      357.61      600      79.1
Connecticut                    $6,470,201        37      1.26    $174,870     7.978      357.87      582      71.5
Delaware                       $1,664,422        11      0.32    $151,311     8.584      330.85      595      71.6
District of Columbia           $2,714,710        13      0.53    $208,824     8.067      359.02      559      66.9
Florida                       $46,827,867       294      9.14    $159,278     7.988      355.84      588      72.7
Georgia                        $7,317,660        52      1.43    $140,724     8.615      353.27      591      76.5
Hawaii                         $4,686,546        18      0.91    $260,364     7.000      334.61      626      63.8
Idaho                          $1,659,413        13      0.32    $127,647     7.056      359.82      623      79.9
Illinois                      $10,064,663        66      1.96    $152,495     8.307      357.99      593      73.5
Indiana                        $3,699,142        36      0.72    $102,754     8.195      341.35      576      76.5
Iowa                             $359,821         5      0.07     $71,964     9.854      334.19      597      78.5
Kansas                           $468,310         5      0.09     $93,662     8.959      358.84      539      69.4
Kentucky                       $2,920,123        32      0.57     $91,254     8.411      356.13      589      84.0
Louisiana                      $3,389,006        40      0.66     $84,725     8.447      350.72      573      74.0
Maine                            $534,776         4      0.10    $133,694    10.013      359.03      601      62.5
Maryland                      $13,731,383        63      2.68    $217,958     7.996      356.87      590      73.9
Massachusetts                 $17,024,571        74      3.32    $230,062     8.363      359.12      573      73.3
Michigan                      $13,665,361       131      2.67    $104,316     8.566      352.56      592      79.2
Minnesota                      $4,585,851        27      0.90    $169,846     8.458      353.85      603      69.2
Mississippi                    $2,458,717        20      0.48    $122,936     7.952      343.32      616      73.7
Missouri                       $9,306,416        84      1.82    $110,791     8.635      354.07      582      77.0
Montana                        $1,275,402         8      0.25    $159,425     8.100      359.43      610      76.6
Nebraska                         $999,887        14      0.20     $71,421     9.203      358.09      593      83.9
Nevada                        $22,855,400        96      4.46    $238,077     7.523      359.19      591      73.3





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-3

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                           Group 2

                                         ARM and Fixed               $512,200,698

                                                           Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                           State
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
New Hampshire                  $3,462,820        20      0.68    $173,141     7.543      359.26      591      68.1
New Jersey                    $15,523,507        73      3.03    $212,651     8.540      358.67      577      72.3
New Mexico                       $292,999         3      0.06     $97,666     8.220      357.91      590      56.3
New York                      $14,553,519        62      2.84    $234,734     8.001      357.56      579      68.2
North Carolina                 $3,781,676        25      0.74    $151,267     8.220      334.93      594      72.6
North Dakota                     $715,629         8      0.14     $89,454     8.501      359.27      599      77.6
Ohio                           $3,406,234        44      0.67     $77,414     9.071      342.58      567      72.8
Oklahoma                       $2,263,748        28      0.44     $80,848     8.607      355.16      590      79.2
Oregon                         $6,183,667        36      1.21    $171,769     7.828      354.35      590      75.5
Pennsylvania                   $6,693,008        50      1.31    $133,860     8.079      357.92      585      72.0
Rhode Island                   $2,765,832        18      0.54    $153,657     8.774      359.23      552      66.9
South Carolina                   $634,450         3      0.12    $211,483     8.795      356.76      628      80.0
South Dakota                     $128,853         2      0.03     $64,427     8.197      358.00      633      84.7
Tennessee                      $6,158,052        48      1.20    $128,293     8.062      350.65      584      80.7
Texas                         $16,651,340       158      3.25    $105,388     7.781      344.74      628      75.2
Utah                           $4,606,252        29      0.90    $158,836     7.940      349.48      599      77.9
Vermont                           $78,000         1      0.02     $78,000     8.500      360.00      530      70.9
Virginia                      $13,949,565        66      2.72    $211,357     7.966      358.10      582      75.3
Washington                     $9,200,399        60      1.80    $153,340     7.301      357.33      586      73.5
West Virginia                    $211,977         2      0.04    $105,988     7.648      359.76      584      53.8
Wisconsin                      $4,433,901        42      0.87    $105,569     9.134      356.81      568      74.9
Wyoming                          $265,332         4      0.05     $66,333     8.726      359.27      614      76.4
---------------------------------------------------------------------------------------------------------------------------------
                             $512,200,698     2,821    100.00    $181,567     7.814      355.80      591      72.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                           Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
<= 50.00                      $43,430,143       329      8.48    $132,007     7.570      347.25      572      41.4
50.01 - 55.00                 $20,845,422       126      4.07    $165,440     7.536      355.17      563      52.9
55.01 - 60.00                 $24,657,144       142      4.81    $173,642     7.682      353.09      562      57.8
60.01 - 65.00                 $42,100,471       222      8.22    $189,642     7.919      350.89      567      63.2
65.01 - 70.00                 $49,119,681       257      9.59    $191,127     8.110      355.22      567      68.7
70.01 - 75.00                 $62,826,404       307     12.27    $204,646     7.762      357.34      587      74.0
75.01 - 80.00                $177,507,271       986     34.66    $180,028     7.583      358.36      615      79.6
80.01 - 85.00                 $34,265,337       183      6.69    $187,242     8.125      355.44      582      84.3
85.01 - 90.00                 $33,060,510       138      6.45    $239,569     8.057      357.69      592      89.6
90.01 - 95.00                 $14,529,908        61      2.84    $238,195     8.711      359.23      601      94.4
95.01 - 100.00                 $9,858,407        70      1.92    $140,834     9.174      359.31      612      99.9
---------------------------------------------------------------------------------------------------------------------------------
                             $512,200,698     2,821    100.00    $181,567     7.814      355.80      591      72.9
---------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-4

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                           Group 2

                                         ARM and Fixed               $512,200,698

                                                           Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                    $728,490         3      0.14    $242,830     4.975      359.51      558      74.1
5.001 - 5.500                  $1,203,177         5      0.23    $240,635     5.471      359.12      688      63.9
5.501 - 6.000                 $29,401,910       120      5.74    $245,016     5.871      350.61      636      71.4
6.001 - 6.500                 $52,186,570       215     10.19    $242,728     6.326      355.93      618      71.8
6.501 - 7.000                 $76,800,705       346     14.99    $221,967     6.817      358.52      605      71.4
7.001 - 7.500                 $65,953,349       325     12.88    $202,933     7.327      356.78      598      71.9
7.501 - 8.000                 $83,219,682       406     16.25    $204,975     7.808      357.45      594      71.8
8.001 - 8.500                 $67,298,658       414     13.14    $162,557     8.305      356.87      581      73.5
8.501 - 9.000                 $63,129,048       369     12.33    $171,081     8.789      355.22      571      73.9
9.001 - 9.500                 $27,585,819       196      5.39    $140,744     9.313      355.39      551      75.3
9.501 - 10.000                $20,510,020       166      4.00    $123,554     9.793      353.66      552      76.7
10.001 - 10.500               $12,268,692       107      2.40    $114,661    10.267      350.64      558      79.5
10.501 - 11.000                $5,921,600        66      1.16     $89,721    10.783      351.43      548      77.8
11.001 - 11.500                $2,197,341        24      0.43     $91,556    11.347      343.27      552      79.0
11.501 - 12.000                $2,467,053        29      0.48     $85,071    11.795      343.92      565      78.5
12.001 - 12.500                  $410,570        10      0.08     $41,057    12.285      338.49      551      80.2
12.501 - 13.000                  $318,077         6      0.06     $53,013    12.655      290.07      567      81.7
13.001 - 13.500                  $176,698         4      0.03     $44,175    13.233      342.55      542      73.8
13.501 - 14.000                  $243,467         4      0.05     $60,867    13.851      179.25      543      70.2
> 14.000                         $179,772         6      0.04     $29,962    15.064      161.02      529      64.6
---------------------------------------------------------------------------------------------------------------------------------
                             $512,200,698     2,821    100.00    $181,567     7.814      355.80      591      72.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
SFR                          $350,025,081     2,042     68.34    $171,413     7.800      355.44      587      71.9
PUD                           $91,295,177       399     17.82    $228,810     7.637      355.87      597      76.1
CND                           $40,709,403       218      7.95    $186,740     7.971      357.89      600      75.6
2 FAM                         $19,050,488       106      3.72    $179,722     8.420      355.91      602      72.4
3 FAM                          $4,823,679        20      0.94    $241,184     8.195      359.19      579      71.6
4 FAM                          $2,817,661        12      0.55    $234,805     7.832      358.73      590      65.7
MNF                            $1,782,451        14      0.35    $127,318     8.727      356.21      611      70.7
CNDP                           $1,696,758        10      0.33    $169,676     7.751      359.74      637      75.9
---------------------------------------------------------------------------------------------------------------------------------
                             $512,200,698     2,821    100.00    $181,567     7.814      355.80      591      72.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                           Purpose
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
RCO                          $323,708,367     1,686     63.20    $191,998     7.771      355.17      577      68.8
PUR                          $168,613,680     1,000     32.92    $168,614     7.879      358.42      617      80.9





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-5

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                           Group 2

                                         ARM and Fixed               $512,200,698

                                                           Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                         Purpose
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
RNC                           $19,878,651       135      3.88    $147,249     7.968      343.72      585      72.1
---------------------------------------------------------------------------------------------------------------------------------
                             $512,200,698     2,821    100.00    $181,567     7.814      355.80      591      72.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Occupancy
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
OO                           $499,745,516     2,721     97.57    $183,662     7.798      355.83      591      73.1
INV                           $10,176,488        83      1.99    $122,608     8.415      354.38      604      66.3
2H                             $2,278,694        17      0.44    $134,041     8.729      354.52      585      62.5
---------------------------------------------------------------------------------------------------------------------------------
                             $512,200,698     2,821    100.00    $181,567     7.814      355.80      591      72.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
1 - 120                          $822,286        18      0.16     $45,683    11.900      115.11      565      68.6
121 - 180                      $6,912,443        64      1.35    $108,007     7.611      178.93      587      58.1
181 - 300                      $4,098,120        55      0.80     $74,511     9.738      293.63      587      73.6
301 - 360                    $500,367,849     2,684     97.69    $186,426     7.794      359.14      591      73.1
---------------------------------------------------------------------------------------------------------------------------------
                             $512,200,698     2,821    100.00    $181,567     7.814      355.80      591      72.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
FULL                         $296,454,272     1,758     57.88    $168,632     7.745      355.67      584      74.1
STATED INCOME                $215,519,391     1,060     42.08    $203,320     7.907      356.04      600      71.2
SIMPLE                           $227,035         3      0.04     $75,678     9.273      298.08      639      63.7
---------------------------------------------------------------------------------------------------------------------------------
                             $512,200,698     2,821    100.00    $181,567     7.814      355.80      591      72.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
781 - 800                      $1,796,859         4      0.35    $449,215     7.328      359.17      793      65.0
761 - 780                      $2,753,244        12      0.54    $229,437     6.963      359.12      769      75.6
741 - 760                      $1,267,072         6      0.25    $211,179     6.263      359.18      748      74.0
721 - 740                      $5,133,270        20      1.00    $256,663     6.608      358.58      730      78.7
701 - 720                      $7,668,750        34      1.50    $225,551     7.031      359.06      709      79.2





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-6

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                           Group 2

                                         ARM and Fixed               $512,200,698

                                                           Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                         Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
681 - 700                     $10,425,075        55      2.04    $189,547     7.032      346.65      689      75.8
661 - 680                     $26,999,766       129      5.27    $209,301     7.330      355.20      669      76.0
641 - 660                     $30,588,878       162      5.97    $188,820     7.357      355.97      649      74.3
621 - 640                     $60,492,105       278     11.81    $217,597     7.468      357.32      631      78.5
601 - 620                     $71,024,560       382     13.87    $185,928     7.504      356.61      611      77.0
581 - 600                     $73,561,253       399     14.36    $184,364     7.619      356.55      591      74.3
561 - 580                     $55,443,959       336     10.82    $165,012     7.854      355.58      570      71.8
541 - 560                     $49,351,595       287      9.64    $171,957     8.209      354.48      551      69.2
521 - 540                     $50,147,796       320      9.79    $156,712     8.468      355.55      530      66.4
501 - 520                     $60,162,013       366     11.75    $164,377     8.650      354.55      511      66.8
<= 500                         $5,384,504        31      1.05    $173,694     8.778      357.02      497      70.3
---------------------------------------------------------------------------------------------------------------------------------
                             $512,200,698     2,821    100.00    $181,567     7.814      355.80      591      72.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Grade
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
A                            $325,870,950     1,774     63.62    $183,693     7.603      356.54      606      74.7
A-                            $37,172,162       183      7.26    $203,127     7.746      354.36      579      70.3
B                             $59,528,005       318     11.62    $187,195     8.022      354.90      567      69.6
C                             $58,028,207       365     11.33    $158,981     8.485      356.45      554      68.1
C-                            $24,131,862       126      4.71    $191,523     8.378      352.73      556      73.0
D                              $7,469,512        55      1.46    $135,809     8.659      342.51      559      69.7
---------------------------------------------------------------------------------------------------------------------------------
                             $512,200,698     2,821    100.00    $181,567     7.814      355.80      591      72.9
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
0                            $132,479,952       684     25.86    $193,684     8.412      356.75      594      72.9
6                                 $55,924         1      0.01     $55,924     7.990      358.00      565      74.0
9                              $2,441,905         9      0.48    $271,323     7.507      359.63      587      83.0
12                            $27,008,803       108      5.27    $250,082     7.917      358.20      588      71.8
13                               $640,000         2      0.12    $320,000     8.814      360.00      533      59.2
24                            $74,547,887       379     14.55    $196,696     7.465      357.24      585      73.8
36                           $220,389,687     1,238     43.03    $178,021     7.675      357.65      589      74.6
42                               $174,944         1      0.03    $174,944     7.600      359.00      662      80.0
60                            $54,461,596       399     10.63    $136,495     7.352      342.54      599      65.4
---------------------------------------------------------------------------------------------------------------------------------
                             $512,200,698     2,821    100.00    $181,567     7.814      355.80      591      72.9
---------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-7

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                           Group 2

                                         ARM and Fixed               $512,200,698

                                                           Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Months to Roll              (Excludes 545 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                   WA           CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION        MTR          BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
0 - 6              3           $6,238,389        58      1.43    $107,558     8.548      321.63      580      78.3
13 - 18           17           $1,808,290        13      0.41    $139,099     6.892      352.59      597      68.4
19 - 24           23          $89,302,945       459     20.48    $194,560     7.752      358.93      584      74.8
25 - 31           30           $1,804,540        13      0.41    $138,811     8.186      353.53      572      71.5
32 - 37           35         $336,228,412     1,730     77.10    $194,352     7.913      359.36      590      74.2
>= 38             60             $700,472         3      0.16    $233,491     6.854      359.57      648      72.8
---------------------------------------------------------------------------------------------------------------------------------
                             $436,083,048     2,276    100.00    $191,601     7.884      358.68      589      74.3
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Margin                       (Excludes 545 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                    $134,767         1      0.03    $134,767     6.750      358.00      546      48.2
4.001 - 5.000                  $5,844,632        34      1.34    $171,901     7.132      357.08      581      61.6
5.001 - 6.000                 $55,086,940       241     12.63    $228,577     6.882      357.63      601      72.4
6.001 - 7.000                $106,568,744       483     24.44    $220,639     7.035      358.43      606      73.8
7.001 - 8.000                $108,143,042       496     24.80    $218,030     7.787      358.87      598      74.7
8.001 - 9.000                $116,067,679       689     26.62    $168,458     8.600      359.14      574      74.7
9.001 - 10.000                $34,529,995       238      7.92    $145,084     9.432      359.15      551      76.9
10.001 - 11.000                $8,540,417        81      1.96    $105,437    10.415      358.95      549      80.3
11.001 - 12.000                  $894,135         8      0.21    $111,767     9.230      359.59      590      84.9
12.001 - 13.000                  $222,723         4      0.05     $55,681    12.241      358.72      557      85.7
> 13.000                          $49,974         1      0.01     $49,974    12.500      358.00      585     100.0
---------------------------------------------------------------------------------------------------------------------------------
7.531                        $436,083,048     2,276    100.00    $191,601     7.884      358.68      589      74.3
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Maximum Rates                (Excludes 545 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
<= 8.000                         $379,745         1      0.09    $379,745     8.000      359.00      608      82.6
10.501 - 11.000                  $147,849         1      0.03    $147,849     5.875      359.00      666      80.0
11.501 - 12.000                $2,152,866        11      0.49    $195,715     5.556      359.06      603      69.9
12.001 - 12.500                $6,630,682        29      1.52    $228,644     6.242      359.08      608      72.6
12.501 - 13.000               $22,203,030        93      5.09    $238,742     6.335      358.27      617      73.0
13.001 - 13.500               $43,517,505       181      9.98    $240,428     6.535      358.95      614      73.2
13.501 - 14.000               $70,731,995       309     16.22    $228,906     6.962      359.19      602      72.9
14.001 - 14.500               $61,933,214       286     14.20    $216,550     7.536      359.11      593      73.6
14.501 - 15.000               $69,910,588       323     16.03    $216,441     7.988      359.12      589      74.5
15.001 - 15.500               $54,410,309       329     12.48    $165,381     8.395      359.19      581      74.7
15.501 - 16.000               $49,858,756       281     11.43    $177,433     8.889      358.69      570      74.4
16.001 - 16.500               $23,167,713       165      5.31    $140,410     9.388      357.51      553      77.4




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-8

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                           Group 2

                                         ARM and Fixed               $512,200,698

                                                           Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Maximum Rates                (Excludes 545 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
16.501 - 17.000               $14,471,464       112      3.32    $129,209     9.879      357.03      556      77.6
17.001 - 17.500                $8,922,549        69      2.05    $129,312    10.232      353.98      559      78.9
17.501 - 18.000                $3,515,438        38      0.81     $92,512    10.755      354.26      545      77.6
18.001 - 18.500                $1,471,419        13      0.34    $113,186    11.217      352.22      565      81.2
18.501 - 19.000                $1,955,465        21      0.45     $93,117    11.804      356.41      573      82.6
19.001 - 19.500                  $364,084         7      0.08     $52,012    12.279      351.69      551      84.0
> 19.500                         $338,376         7      0.08     $48,339    13.391      345.45      564      85.1
---------------------------------------------------------------------------------------------------------------------------------
14.702                       $436,083,048     2,276    100.00    $191,601     7.884      358.68      589      74.3
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Initial Periodic Rate Cap             (Excludes 545 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000                          $6,091,022        43      1.40    $141,652     7.867      346.49      581      74.8
1.500                        $321,754,767     1,608     73.78    $200,096     7.865      359.04      593      75.1
2.000                          $1,274,968        11      0.29    $115,906     8.430      358.80      594      79.1
3.000                        $106,793,371       613     24.49    $174,214     7.938      358.28      577      72.0
6.000                            $168,920         1      0.04    $168,920     6.300      359.00      617      80.0
---------------------------------------------------------------------------------------------------------------------------------
                             $436,083,048     2,276    100.00    $191,601     7.884      358.68      589      74.3
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                 Subsequent Periodic Rate Cap                  (Excludes 545 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000                         $95,248,176       552     21.84    $172,551     7.972      357.42      578      72.3
1.500                        $340,635,044     1,723     78.11    $197,699     7.858      359.03      592      74.9
3.000                            $199,828         1      0.05    $199,828    10.150      358.00      505      49.4
---------------------------------------------------------------------------------------------------------------------------------
                             $436,083,048     2,276    100.00    $191,601     7.884      358.68      589      74.3
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Lifetime Rate Floor          (Excludes 545 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                    $134,767         1      0.03    $134,767     6.750      358.00      546      48.2
4.001 - 5.000                    $897,410         4      0.21    $224,353     5.224      359.42      569      75.2
5.001 - 6.000                 $15,372,122        65      3.53    $236,494     6.052      357.73      619      74.3
6.001 - 7.000                $113,603,743       474     26.05    $239,670     6.660      359.15      610      73.0
7.001 - 8.000                $122,399,782       543     28.07    $225,414     7.595      359.12      597      74.0
8.001 - 9.000                $119,873,504       686     27.49    $174,743     8.540      358.90      577      74.2
9.001 - 10.000                $44,379,826       318     10.18    $139,559     9.509      357.62      549      76.2
> 10.000                      $19,421,893       185      4.45    $104,983    10.683      354.87      558      80.1





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                      2-9

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------



                                                           Group 2

                                         ARM and Fixed               $512,200,698

                                                           Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Lifetime Rate Floor          (Excludes 545 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                             $436,083,048     2,276    100.00    $191,601     7.884      358.68      589      74.3
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                         Next Interest Adjustment Date         (Excludes 545 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF        % OF     AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                     BALANCE      LOANS      TOTAL     BALANCE      WAC       TERM       FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
04/05                            $594,491         6      0.14     $99,082     8.821      295.75      605      69.1
05/05                          $1,042,439        11      0.24     $94,767     8.763      321.34      578      81.9
06/05                          $2,763,255        28      0.63     $98,688     8.826      324.09      573      81.3
07/05                          $1,295,593         6      0.30    $215,932     7.646      330.65      579      77.1
08/05                            $395,215         4      0.09     $98,804     8.058      317.12      599      74.7
09/05                            $147,395         3      0.03     $49,132     9.937      314.73      564      53.1
04/06                             $84,999         1      0.02     $84,999     6.000      349.00      588      31.5
06/06                            $193,274         1      0.04    $193,274     6.650      351.00      587      88.0
07/06                            $347,590         2      0.08    $173,795     6.655      352.00      637      82.4
08/06                            $854,019         7      0.20    $122,003     7.012      353.00      599      71.3
09/06                            $328,407         2      0.08    $164,203     7.201      354.00      559      43.7
10/06                          $1,207,544         4      0.28    $301,886     8.024      355.00      551      70.7
11/06                          $2,838,722        16      0.65    $177,420     8.124      356.00      583      72.0
12/06                          $6,768,814        45      1.55    $150,418     7.789      357.01      607      71.7
01/07                         $15,500,760        89      3.55    $174,166     7.928      358.02      578      70.5
02/07                         $26,959,173       137      6.18    $196,782     7.737      359.00      583      76.3
03/07                         $31,092,366       145      7.13    $214,430     7.706      360.00      582      76.6
04/07                          $4,935,566        23      1.13    $214,590     7.244      360.00      586      75.0
07/07                            $403,130         2      0.09    $201,565     8.210      352.00      587      72.0
08/07                            $256,095         2      0.06    $128,048     7.590      353.00      578      87.6
09/07                            $927,320         6      0.21    $154,553     7.987      354.00      573      71.6
10/07                            $217,995         3      0.05     $72,665     9.691      355.00      530      51.5
11/07                          $2,075,663        14      0.48    $148,262     8.399      356.00      575      68.8
12/07                          $3,911,180        29      0.90    $134,868     8.355      357.00      563      65.2
01/08                         $50,338,118       300     11.54    $167,794     8.194      358.01      578      72.1
02/08                         $97,158,570       497     22.28    $195,490     8.091      359.01      587      73.4
03/08                        $152,090,058       734     34.88    $207,207     7.758      360.00      596      75.4
04/08                         $30,654,824       156      7.03    $196,505     7.563      360.00      595      75.9
02/10                            $299,752         1      0.07    $299,752     6.950      359.00      649      63.2
03/10                            $400,720         2      0.09    $200,360     6.783      360.00      646      80.0
---------------------------------------------------------------------------------------------------------------------------------
                             $436,083,048     2,276    100.00    $191,601     7.884      358.68      589      74.3
---------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



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